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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                   FORM 8-A/A
                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                              --------------------


                         LUMINANT WORLDWIDE CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                                          75-2783690
(State of incorporation                                     (I.R.S. Employer
or organization)                                         Identification No.)
                             --------------------


4100 SPRING VALLEY ROAD, SUITE 750
DALLAS, TEXAS                                                          75244
(972) 404-5167                                                    (Zip code)
(Address of principal executive offices)


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. | |

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-80161

Securities to be registered pursuant to section 12(b) of the Act:

                                                  Name of Each Exchange
Title of Each Class                              on Which Each Class is
to be so Registered                                    to be Registered
-------------------                              ----------------------
None                                                     Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

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                          Common Stock, $.01 par value
                                (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     For a description of the common stock, $.01 par value, of the Registrant being registered hereunder reference is hereby made to the information under the heading "Description of Capital Stock -- Common Stock and Non-Voting Common Stock" of the Registrant's Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-80161) filed with the Securities and Exchange Commission on June 8, 1999, including any amendments thereto (the "Registration Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.

Item 2.  EXHIBITS

         The response to Item 2 is hereby amended to read in its entirety as follows:

Exhibit
No.      Exhibit

1. Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2. Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.2 to the Registration Statement.

3. Second Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.3 to the Registration Statement.

4. Third Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.4 to the Registration Statement.

5. Fourth amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.5 to the Registration Statement.

6. Form of Amended and Restated Certificate of Incorporation of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.6 to the Registration Statement.

7. By-Laws of Registrant, incorporated herein by reference from Exhibit 3.7 to the Registration Statement.


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8.      Form of Amended and Restated By-Laws of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.8 to the Registration Statement.

9.      Form of Common Stock Certificate, incorporated herein by reference from
        Exhibit 4.1 to the Registration Statement.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to registration statement on Form 8-A to be signed on the behalf by the undersigned, thereto duly authorized.

                         LUMINANT WORLDWIDE CORPORATION



Date:  September 14, 1999            By:      /s/ Guillermo G. Marmol
                                          --------------------------------
                                     Guillermo G. Marmol
                                     Chief Executive Officer and President

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                                  EXHIBIT INDEX


Exhibit
No.       Exhibit
-------   -------
1. Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2. Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.2 to the Registration Statement.

3. Second Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.3 to the Registration Statement.

4. Third Amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.4 to the Registration Statement.

5. Fourth amendment to Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.5 to the Registration Statement.

6. Form of Amended and Restated Certificate of Incorporation of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.6 to the Registration Statement.

7. By-Laws of Registrant, incorporated herein by reference from Exhibit 3.7 to the Registration Statement.

8. Form of Amended and Restated By-Laws of the Registrant to be in effect upon closing of the offering made under this Registration Statement, incorporated herein by reference from Exhibit 3.8 to the Registration Statement.

9.     Form of Common Stock Certificate, incorporated herein by reference from
       Exhibit 4.1 to the Registration Statement.